Intangible assets	12 Months Ended
Jun. 30, 2022
Intangible assets and goodwill [abstract]
Intangible assets
9. Intangible assets

Accounting policies
Acquired intangible assets are held on the consolidated balance sheet at cost less accumulated amortisation and impairment losses. Acquired brands and other intangible assets are initially recognised at fair value if they are controlled through contractual or other legal rights, or are separable from the rest of the business, and the fair value can be reliably measured. Where these assets are regarded as having indefinite useful economic lives, they are not amortised.
Goodwill represents the excess of the aggregate of the consideration transferred, the value of any non-controlling interests and the fair value of any previously held equity interest in the subsidiary acquired over the fair value of the identifiable net assets. Goodwill arising on acquisitions prior to 1 July 1998 was eliminated against reserves, and this goodwill has not been reinstated. Goodwill arising subsequent to 1 July 1998 has been capitalised.
Amortisation and impairment of intangible assets is based on their useful economic lives and they are amortised on a straight-line basis and reviewed for impairment whenever events or circumstances indicate that the carrying amount may not be recoverable. Goodwill and intangible assets that are regarded as having indefinite useful economic lives are not amortised and are reviewed for impairment at least annually or when there is an indication that the assets may be impaired. Impairment reviews compare the net carrying value with the recoverable amount (where recoverable amount is the higher of fair value less costs of disposal and value in use) and in case the net carrying value exceeds the recoverable amount an impairment charge is recognised. Amortisation and any impairment write downs are charged to other operating expenses in the income statement.
Computer software is amortised on a straight-line basis to estimated residual value over its expected useful life. Residual values and useful lives are reviewed each year. Subject to these reviews, the estimated useful lives are up to eight years.
Critical accounting estimates and judgements
Assessment of the recoverable amount of an intangible asset and the useful economic life of an asset are based on management's estimates.
Impairment reviews are carried out to ensure that intangible assets, including brands, are not carried at above their recoverable amounts. Value in use and fair value less costs of disposal are both considered for these reviews and any impairment charge is based on these. The tests are dependent on management’s estimates in respect of the forecasting of future cash flows, the discount rates applicable to the future cash flows and what expected growth rates are reasonable. Judgement is required in determining the cash-generating units. Such estimates and judgements are subject to change as a result of changing economic conditions and actual cash flows may differ from forecasts.
The below additional considerations have been applied by management regarding the potential financial impacts of increasing inflationary pressures, recently observable worldwide:
–changes in the interest rate environment are taken into consideration when determining the discount rates;
–terminal growth rates do not exceed the long-term annual inflation rate of the country or region, thus excluding any increased inflation growth experienced in the short-term;
–additional sensitivity scenarios are applied for those markets or regions where the inflation and/or the exchange devaluation is considered significant based on management’s judgement.
Consideration of climate risk impact
The impact of climate risk on the future cash flows has also been considered for scenarios analysed in line with the climate change risk assessment. The climate change scenario analyses performed in 2023 – conducted in line with TCFD recommendations (‘Transition Scenario’ (RCP 2.6), a ‘Moderate Warming’ Scenario (RCP 4.5) and a ‘Severe Warming Scenario (RCP 8.5)) – identified no material financial impact to the current year impairment assessments.

	Brands £ million	Goodwill £ million	Other intangibles £ million	Computer software £ million	Total £ million
Cost
At 30 June 2021	8,458	2,627	1,421	673	13,179
Hyperinflation adjustment in respect of Turkey	315	208	—	1	524
Exchange differences	639	145	194	28	1,006
Additions	109	70	55	67	301
Disposals	(23)	(42)	—	(23)	(88)
Reclassification to asset held for sale	(560)	—	—	(8)	(568)
At 30 June 2022	8,938	3,008	1,670	738	14,354
Hyperinflation adjustment in respect of Turkey	81	60	—	—	141
Exchange differences	(531)	(257)	(64)	(16)	(868)
Additions	338	92	13	155	598
Disposals	—	—	—	(26)	(26)
Reclassification from/(to) asset held for sale	453	(29)	—	—	424
At 30 June 2023	9,279	2,874	1,619	851	14,623
Amortisation and impairment
At 30 June 2021	1,097	670	80	568	2,415
Exchange differences	51	60	(1)	25	135
Amortisation for the year	—	—	7	38	45
Impairment	317	19	—	—	336
Disposals	(23)	(28)	—	(20)	(71)
Reclassification to asset held for sale	(400)	—	—	(8)	(408)
At 30 June 2022	1,042	721	86	603	2,452
Exchange differences	(96)	(61)	(1)	(15)	(173)
Amortisation for the year	—	—	16	40	56
Impairment	498	—	—	—	498
Disposals	—	—	—	(24)	(24)
Reclassification from/(to) asset held for sale	315	(13)	—	—	302
At 30 June 2023	1,759	647	101	604	3,111
Carrying amount
At 30 June 2023	7,520	2,227	1,518	247	11,512
At 30 June 2022	7,896	2,287	1,584	135	11,902
At 30 June 2021	7,361	1,957	1,341	105	10,764
(a) Brands
The principal acquired brands, all of which are regarded as having indefinite useful economic lives, are as follows:

	Principal markets	2023 £ million	2022 £ million
Crown Royal whisky	United States	1,162	1,210
Captain Morgan rum	Global	954	993
Smirnoff vodka	Global	654	681
Johnnie Walker whisky	Global	625	625
Casamigos tequila	United States	479	499
McDowell's No.1 whisky, rum and brandy	India	308	778
Don Papa rum	Europe	282	—
Yenì raki	Turkey	249	294
Shui Jing Fang Chinese white spirit	Greater China	246	279
Don Julio tequila	United States	235	207
Aviation American gin	United States	209	218
Seagram's 7 Crown whiskey	United States	177	184
Signature whisky	India	176	191
Zacapa rum	Global	152	158
Black Dog whisky	India	149	162
Antiquity whisky	India	145	158
Windsor Premier whisky	Korea	137	—
Gordon's gin	Europe	119	119
Bell's whisky	Europe	102	102
Other brands		960	1,038
		7,520	7,896

The brands are protected by trademarks which are renewable indefinitely in all of the major markets where they are sold. There are not believed to be any legal, regulatory or contractual provisions that limit the useful lives of these brands. The nature of the premium drinks industry is that obsolescence is not a common issue, with indefinite brand lives being commonplace, and Diageo has a number of brands that were originally created more than 100 years ago. Accordingly, the Directors believe that it is appropriate that the brands are treated as having indefinite lives for accounting purposes and are therefore not amortised.

(b) Goodwill
For the purposes of impairment testing, goodwill has been attributed to the following cash-generating units:

	2023 £ million	2022 £ million
North America	767	773
Europe
Turkey	216	255
Asia Pacific
Greater China	124	141
India	673	747
Latin America and Caribbean – Mexico	161	142
Other cash-generating units	286	229
	2,227	2,287

Goodwill has arisen on the acquisition of businesses and includes synergies arising from cost savings, the opportunity to utilise Diageo’s distribution network to leverage marketing of the acquired products and the extension of the group’s portfolio of brands in new markets around the world.
(c) Other intangibles
Other intangibles principally comprise distribution rights. Diageo owns the global distribution rights for Ketel One vodka products in perpetuity, and the Directors believe that it is appropriate to treat these rights as having an indefinite life for accounting purposes. The carrying value at 30 June 2023 was £1,428 million (2022 – £1,488 million).

(d) Impairment testing
Impairment tests are performed annually, or more frequently if events or circumstances indicate that the carrying amount may not be recoverable. Recoverable amounts are calculated based on the value in use approach, also considering fair value less costs of disposal. The value in use calculations are based on discounted forecast cash flows using the assumption that cash flows continue in perpetuity at the terminal growth rate of each country or region. The individual brands, other intangibles with indefinite useful lives and the associated property, plant and equipment are aggregated as separate cash-generating units. Separate tests are carried out for each cash-generating unit and for each of the markets. Goodwill is attributed to each of the markets.
The key assumptions used for the value in use calculations are as follows:

Cash flows
Cash flows are forecasted for each cash-generating unit for the financial years based on management's approved plans and reflect the following assumptions:
–Cash flows are projected based on the actual operating results and a three-year strategic plan approved by management. Cash flows are extrapolated up to five years using expected growth rates in line with management’s best estimates. Growth rates reflect expectations of sales growth, operating costs and margin, based on past experience and external sources of information. A simple average of these projections serves as the estimation of the recoverable amount of the cash-generating units. Management has no information which would indicate that any of the scenarios are more likely than others;
–The five-year forecast period is extended by up to an additional ten years at acquisition date for some intangible assets and goodwill when management believes that this period is justified by the maturity of the market and expects to achieve growth in excess of the terminal growth rate driven by Diageo’s sales, marketing and distribution expertise. These cash flows beyond the five-year period are projected using steady or progressively declining growth rates. The main exception is India and the USL brands, where the forecast period is extended by an additional one year of detailed forecasts;
–Cash flows for the subsequent years after the forecast period are extrapolated based on a terminal growth rate which does not exceed the long-term annual inflation rate of the country or region.

Discount rates
The discount rates used are the weighted average cost of capital which reflect the returns on government bonds and an equity risk premium adjusted for the drinks industry specific to the cash-generating units. The group applies post-tax discount rates to post-tax cash flows as the valuation calculated using this method closely approximates to applying pre-tax discount rates to pre-tax cash flows.
For goodwill, these assumptions are based on the cash-generating unit or group of units to which the goodwill is attributed. For brands, they are based on a weighted average taking into account the country or countries where sales are made.
The pre-tax discount rates, terminal and long-term growth rates used for impairment testing are as follows:

	2023			2022
	Pre-tax discount rate %	Terminal growth rate %	Long-term growth rate %	Pre-tax discount rate %	Terminal growth rate %	Long-term growth rate %
North America – United States	9	2	4	8	2	4
Europe
United Kingdom	9	2	5	8	2	4
Turkey	28	16	28	31	15	25
Asia Pacific
Australia	10	3	5	7	2	5
Korea	11	(2)	4	7	2	5
India	14	4	15	14	4	11
Greater China	11	2	6	7	2	7
Latin America and Caribbean
Brazil	16	3	6	12	3	6
Mexico	13	3	6	14	3	6
Africa
Africa Emerging Markets	35	8	18	12	5	11
South Africa	20	5	6	16	—	6
Nigeria	35	5	18	24	12	15

As a result of the impairment review, in the year ended 30 June 2023, an impairment charge of £420 million in respect of the McDowell's brand and £24 million in respect of the Director’s Special brand were recognised in exceptional operating items. Value in use and fair value less costs of disposal methodologies were both considered to assess the recoverable amount. The value in use that was calculated exceeded the fair value less costs of disposal. The charge is mainly driven by the adverse inflationary environment and the reduction in forecast cash flow assumptions in Lower Prestige and Popular segments in India. The brand impairment reduced the deferred tax liability by £111 million. The recoverable amount is £379 million in respect of the McDowell's brand and £11 million in respect of the Director’s Special brand cash-generating units.
As a result of the impairment review, in the year ended 30 June 2023, an additional impairment charge of £54 million was recognised in exceptional operating items in respect of some brands where book value was not recoverable. The charge is mainly driven by strategic change in some categories as a result of the challenging operating environment and premiumisation. Value in use and fair value less costs of disposal methodologies were both considered to assess the recoverable amount. The value in use that was calculated exceeded the fair value less costs of disposal. The brand impairment reduced the deferred tax liability by £13 million.
In the year ended 30 June 2022, an impairment charge of £240 million in respect of the McDowell's brand was recognised in exceptional operating items, based on its value in use. The brand impairment reduced the deferred tax liability by £35 million.
Further, in the year ended 30 June 2022, an impairment charge of £77 million in respect of the Bell’s brand was recognised in exceptional operating items, based on its value in use. The impairment reduced the deferred tax liability attributable to the brand by £20 million.
In the year ended 30 June 2022, Diageo decided to wind down its operations in Russia. As a result, an impairment charge of £19 million in respect of the Smirnov goodwill was recognised in exceptional operating items.
The Turkish economy became hyperinflationary for the year ended 30 June 2022, and an impairment charge of TRY 3,760 million (£312 million) on the opening carrying amount of the Turkey cash-generating unit was recognised in retained earnings. From this impairment charge, TRY 1,627 million (£135 million) was directly attributable to the Yenì Raki brand and the remaining TRY 2,133 million (£177 million) impairment charge was recognised on the Turkey goodwill.
(e) Sensitivity to change in key assumptions
Impairment testing for the year ended 30 June 2023 has identified the following cash-generating units as being sensitive to reasonably possible changes in assumptions.
The table below shows the headroom at 30 June 2023 and the impairment charge that would be required if the assumptions in the calculation of their value in use were changed:

			Increase in discount rate		Decrease in terminal growth rate		Decrease in annual growth rate in forecast period 2024-2029		Decrease in cash flows(1)
	Carrying value of CGU £ million	Headroom £ million	Reasonably possible change	Potential impairment charge £ million	Reasonably possible change	Potential impairment charge £ million	Reasonably possible change	Potential impairment charge £ million	Reasonably possible change	Potential impairment charge £ million
McDowell's	379	—	1ppt	(38)	1ppt	(26)	2ppt	(67)	10%	(76)

(1)    Including reasonably possible changes in productivity saving assumptions.